Exhibit 99.2

Q2 2 0 22 Earni n gs Call August 11, 2022 2022 - 08 - 11 1 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Today’s Presenters U rb an F o rssell CEO 2022 - 08 - 11 2 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Fr edrik Nihlén CFO

Legal Disclaimer 2022 - 08 - 11 3 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect our intellectual property, our ability to compete, general economic conditions including as a result of the ongoing COVID - 19 pandemic or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Neonode Inc. Q2 2022 | August 11, 2022

Agenda

1. **Q2 2022 Financial Results**
2. Strategy and Business Update
3. Concluding Remarks
4. Q&A

2022-08-11 | 4
© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®

Q2/'22 Financial Results – Revenues


Revenues by Revenue Stream and Region
Thousands
1,400
1,200
1,000
800
600
400
200
0
AMER APAC EMEA
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22
License fees
Products
NRE


Revenues by Revenue Stream
Thousands
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
-200
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22
License fees
Products
NRE


$1.3 million
Revenue Total
Q2, 2022
26% YoY
$0.2 million
Revenue Products
Q2, 2022
39% YoY

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neonode®

Q2/’22 Financial Results – Gross Profit/Margin 6% GM Products Q2, 2022 似 17pp YoY - 25 0% - 20 0% - 10 0% - 50% 0% 50% 100% - 200 - 100 - 150 - 150% 200 150 100 50 0 - 50 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 20 Q 1 - 21 Q 2 - 21 Q 3 - 21 Q 4 - 21 Q 1 - 22 Q 2 - 22 T h o us a nd s Gross Profit/Margin Products Gross profit Gross margin 0% 30% 20% 10% 40% 50% 60% 70% 0 60 40 20 80 100 120 140 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 21 Q 1 - 22 Q 2 - 22 T h o us a nd s Gross Profit/Margin TSMs Adjusted Q 4 - 20 Q 1 - 21 Gross profit Q2 - 21 Q3 - 21 Gross margin 2022 - 08 - 11 6 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 56% GM Products Q2, 2022 似 17pp YoY

Q2/'22 Financial Results – Operating Expenses



Operating Expenses
Thousands
0
-500
-1,000
-1,500
-2,000
-2,500
-3,000
-3,500
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

$2.8 million

Operating Expenses
Q2, 2022

▼ 14% YoY

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)
neonode®

Q2/’22 Financial Results – Cash $2.9 million Net Cash Burn O p e r a t i n g A ct i v i t i e s Q2, 2022 似 29 % QoQ $13.5 million Cash and Accounts Receivables June 30, 2022 但 5.0 Million Dec. 3 1 ,20 2 1 - 3 ,000 - 3 ,500 2022 - 08 - 11 8 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) - 2 ,500 - 2 ,000 - 1 ,500 - 1 ,000 - 500 T h o us a nd s Net cash used in operating activities Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 0

Neonode Inc. Q2 2022 | August 11, 2022

Agenda

1. Q2 2022 Financial Results
2. **Strategy and Business Update**
3. Concluding Remarks
4. Q&A

2022-08-11 | 9 © Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

Business Strategy: Technology Licensing and Product Sales

TARGET SEGMENTS	PRINTER	AUTOMOTIVE	ELEVATORS	INTERACTIVE KIOSKS
CUSTOMER OFFERINGS	ZFORCE	MULTISENSING	TOUCH SENSOR MODULES (ZFORCE)	
BUSINESS MODELS	TECHNOLOGY LICENSING		PRODUCT SALES	



Connect compatible device
OFF
OFF





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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

3-step Approach for Growth

1

Investments into marketing and sales

Expansion of partner network

2021 →

2

Scaling business in key markets

Expanding customer offerings and increasing vertical integration

Outsourcing TSM production

2022 →

3

Expanding business scope to new market segments and further geographical markets

Developing new HW products and extending SW offerings

Accelerating growth through strategic partnerships and acquisitions

2023 →

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®

Growth Potential Per Revenue Stream

	2021 →	2022 →	2023 →
License Revenues	Existing business with more than a dozen customers, mainly printer manufacturers and automotive Tier 1s	Support current customers and work to win new businesses in automotive, military & avionics, and other segments	Continue to expand licensing business to further customers and segments, and to SW-only solutions
Product Revenues	Touch Sensor Module sales, mainly for contactless touch applications in elevators and interactive kiosks	Scale business in key markets JP, KR, CN, FR Widen the market scope to include additional market segments and geographical markets	Broaden the product portfolio and continue to expand to further market segments
NRE Revenues	Continue to offer engineering services to facilitate new licensing businesses and to support and drive product sales		


License
Product
NRE

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neonode®

Neonode Touch Sensor Modules Standardized COTS products featuring zForce Reflective technology 374mm 1 0 1 m m 2022 - 08 - 11 13 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Contactless Touch Solutions Two ways to go with our Touch Sensor Modules! Parallel plane solution Touch interaction area hovering above or in front of a display or surface Holographic solution Touch in t er acti o n o n an i n - air displ ay 2022 - 08 - 11 14 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Example of contactless interface using the parallel plane approach: 2022 - 08 - 11 15 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Contactless check - in and bagage drop kiosks at Hamad Airport Retrofit solution developed and installed by Happymeter

Example of holographic display interfaces: Contactless medical carts and patient monitors Launched by Holo Industries 2022 - 08 - 11 16 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Other Application Examples • Self - Ordering Kiosks • Vending Machines • Coffee Machines • Digital Signage • Point - of - Sale Terminals • Ticketing Machines • Feedback Terminals • Elevators 2022 - 08 - 11 17 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Communication Framework

	80%	20%
PURPOSE	We Transform the Way Humans Interact with Machines	
SECTOR	TRANSPORTATION · RETAIL · HOSPITALITY	AUTOMOTIVE · OTHER TARGETED & TRENDING SECTORS
TECHNOLOGY	CONTACTLESS TOUCH	OBJECT DETECTION · TOUCH · GESTURE CONTROL · SCENE ANALYSIS
APPLICATION	ELEVATORS · INTERACTIVE KIOSKS	OPPORTUNITIES
CONTENT KEYSTONE	PURSUADE · MOTIVATE · INSPIRE →	STRATEGIC POSITIONING
CONTENT	• Passenger Terminal Expo • Hamad Named World's Best Airport 2022 • 7-Eleven goes Holographic in Japan • 7-Eleven Press Release • New VAR Agreement with MZ announcement	• Neonode Provides Crucial Sensor Technology for Head-up Displays • Driver Distraction Warning Systems • Innovation in the Driver's Seat • Medical Equipment Employs Holographic Technology

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)
neonode®

Transportation 2022 - 08 - 11 19 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Strong focus on the Aviation Sector, specifically, people movement in airports.

Passenger Terminal Expo 2022 - 08 - 11 20 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Passenger Terminal Expo, Paris, June 15 - 17 De whu r s t Neonode Merim Happy Meter Image Holders MZ Technologie New Pitches 2022 - 08 - 11 21 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Ink Aviation The World’s Biggest Airport Conference & Exhibition

Neonode Extends VAR Agreement with MZ Technologie to Access the Middle East 2022 - 08 - 11 22 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON)

Automotive 2022 - 08 - 11 23 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Product releases for the Automotive Industry: Advanced Driver Distraction Warning Systems and Object Detection for Head - up Displays.

Neonode Inc. Q2 2022 | August 11, 2022

Agenda

1. Q2 2022 Financial Results
2. Strategy and Business Update
3. **Concluding Remarks**
4. Q&A

2022-08-11 | 24 © Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®

Concluding Remarks

- Sales and results for Q2 below expectations
  - COVID-19 related lock-downs
  - Semiconductor shortage affecting our customers
  - Long sales cycles, long development cycles, protracted new product launches

- We continue see a stable and increasing demand for our TSMs, not least for contactless touch solutions using holographic displays

- We also see a growing interest in our zForce and MultiSensing technologies from automotive and avionics customers

- We remain optimistic about our prospects to grow and improve cash flow during this and the coming years

2022-08-11 | 25 © Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®

Neonode Inc. Q2 2022 | August 11, 2022

Agenda

1. Q2 2022 Financial Results
2. Strategy and Business Update
3. Concluding Remarks
4. **Q&A**

2022-08-11 | 26 © Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®

Thank you.

neonode®

info@neonode.com
neonode.com

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2022-08-11 27 © Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

Appe n dix 2022 - 08 - 11 28 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22
Revenue Products	98	66	284	502	355	346	136	118	147	210
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51	-93
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**	**117**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13	-
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-	-
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**	**117**
Gross Margin Products	63,3%	-9,1%	30,3%	1,2%	23,9%	38,7%	27,9%	-189,8%	65,3%	55,7%
Adjusted Gross Margin Products	40,4%	31,7%	50,1%	22,6%	25,9%	36,2%	47,3%	52,4%	61,9%	55,7%

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neonode®